UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2004

The First Marblehead Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0001-31825	04-3295311
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 14, 2004, The First Marblehead Corporation (the “Company”) entered into a Sixth Amendment to Program Agreements (the “Amendment”), dated as of November 12, 2004, by and among the Company, The Education Resources Institute, Inc. (“TERI”), Bank One, National Association (“Bank One”) and U.S. Bank National Association (“U.S. Bank”).

The Amendment amends the several Program Agreements (as defined in the Amendment) entered into by and among the Company, Bank One, TERI and U.S. Bank, to cover a proposed non-federally guaranteed loan program of Bank One to be marketed through school financial aid offices and not directly to consumers (the “Bank One Campus Loan Program”).  Pursuant to the Amendment, (i) all Program Agreements are amended to include the definition of “Bank One Campus Loan Program,” (ii) in each Program Agreement, the definitions of “Education One Program” and “Program” will include the Bank One Campus Loan Program and (iii) in each Program Agreement, the definition of “Loans” or “Education One Loans” will include loans made under the Bank One Campus Loan Program. The Amendment also amends the definition of “Minimum Purchase Price” in the Amended and Restated Note Purchase Agreement: Education One Loan Program, dated May 1, 2002, between Bank One and the Company, to include loans and specified fees pursuant to the Bank One Campus Loan Program.

Although the Amendment requires Bank One to sell to the Company all loans branded as Bank One Campus Loan Program Loans that are originated pursuant to the Program Agreements, it does not establish an exclusive arrangement among the parties with respect to the origination, purchase and sale, marketing or servicing of loans branded or originated as Bank One Campus Loan Program loans other than pursuant to the Program Agreements.

The parties to the Amendment have agreed to use their respective commercially reasonable best efforts to (i) implement the Bank One Campus Loan Program for the 2005-06 program year, pending completion of the applicable program guidelines, and (ii) finalize those program guidelines, including the related credit agreements, by no later than February 1, 2005.   In connection with the Amendment, the Company and the Pennsylvania Higher Education Assistance Agency (“PHEAA”) have entered into a Supplement, dated as of December 1, 2004, to the Alternative Servicing Agreement dated October 16, 2001 between PHEAA and the Company, as amended.

The foregoing summary of the Amendment is subject to, and qualified in its entirety by, the Amendment attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: December 14, 2004	By:	/s/ Donald R. Peck
Donald R. Peck

Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1†	Sixth Amendment to Program Agreements (Bank One Campus Loan Program) by and among Bank One, TERI, U.S. Bank and the Company dated as of November 12, 2004.

†                  Confidential treatment has been requested for certain provisions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.